UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2008

CRM Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-32705	n/a
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PO Box HM 2062, Hamilton, Bermuda,		HM HX
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	441-295-2185

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 21, 2008, CRM Holdings, Ltd. (the "Company") issued a news release announcing that it will host a conference call at 10:00 a.m. Eastern Time on Wednesday, November 5, 2008, to discuss the Company's financial results for the third quarter ended September 30, 2008.

Item 9.01 Financial Statements and Exhibits.

99.1 - News Release of CRM Holdings, Ltd. dated October 21, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRM Holdings, Ltd.

October 21, 2008	By:	/s/ Joseph F. Taylor

Name: Joseph F. Taylor
Title: Chief Compliance Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release of CRM Holdings, Ltd. dated October 21, 2008